EXHIBIT 21

Name of Subsidiary	Jurisdiction of Incorporation or Organization	% of Voting Equity Owned by Parent
199 Sunbeam Realty, LLC	Delaware	100%
CGRH, LLC	Delaware	100%
Clyde's of Broadland, LLC	Virginia	100%
Clyde's of Chevy Chase, LLC	Maryland	100%
Clyde's Tower Oaks Lodge, LLC	Maryland	100%
Clyde's of Columbia, LLC	Maryland	100%
Clyde's of Gallery Place, LLC	District of Columbia	100%
Clyde's of Georgetown, LLC	District of Columbia	100%
Clyde's at Mark Center, LLC	Virginia	100%
Clyde's of Reston, LLC	Virginia	100%
Clyde's Management, LLC	District of Columbia	100%
The City Limit, LLC	District of Columbia	100%
The Walrus Company, LLC	District of Columbia	100%
Forney Corporation	Delaware	100%
Forney Shanghai Trading Company	China (PR)	100%
Forney Maquila, LLC	Delaware	100%
FMMX S. de R.L. de C.V.	Mexico	100%	(a)
FSM S. de R.L. de C.V.	Mexico	100%	(b)
FRTW Holdings LLC	Delaware	100%
Hoover Wood Products Holdings, Inc.	Delaware	100%
Hoover Treated Wood Products, Inc.	Delaware	100%
FBHCO, Inc.	Delaware	93.4%
Framebridge, Inc.	Delaware	93.4%
Framebridge Retail Stores LLC	Delaware	93.4%
Graham Automotive LLC	Delaware	100%
Graham-Ourisman Automotive LLC	Delaware	90%
Endor, LLC	Maryland	90%
Lando, LLC	Virginia	90%
C3PO, LLC	Maryland	90%
Boba Fett LLC	Maryland	90%
Hoth LLC	Maryland	90%
Palpatine, LLC	Maryland	90%
Corellia, LLC	Maryland	90%
Corellia Shipyard, LLC	Maryland	90%
Vader, LLC	Virginia	90%
Mon Mothma, LLC	Virginia	90%
Anakin, LLC	Virginia	90%
Padme, LLC	Virginia	90%
Yavin, LLC	Virginia	90%
Yavin II, LLC	Virginia	90%
Yavin III, LLC	Virginia	90%
Graham Digital Holding Company LLC	Delaware	100%
City Cast LLC	Delaware	100%
Decile LLC	Delaware	100%
The Slate Group, LLC	Delaware	100%
Social Code LLC dba Code 3	Delaware	100%
Social Code Holdings, LLC	Delaware	100%
JKR Ventures, LLC	Ohio	100%
Marketplace Strategy, LLC	Ohio	100%
Marketplace Direct, LLC	Ohio	100%
Pinna LLC	Delaware	100%
Graham Healthcare Group, Inc.	Delaware	100%
Celtic Healthcare, Inc.	Nevada	100%

Name of Subsidiary	Jurisdiction of Incorporation or Organization	% of Voting Equity Owned by Parent
Residential Home Health of Carlisle, LLC	Pennsylvania	100%
Celtic Living Assistance Services, LLC	Pennsylvania	100%
Graham Health Services, LLC	Pennsylvania	100%
Celtic Rehabilitation Services, Inc.	Pennsylvania	100%
Residential Home Health of NC PA, LLC	Pennsylvania	100%
Residential Healthcare of NE PA, LLC	Pennsylvania	100%
Residential Hospice of Carlisle, LLC	Pennsylvania	100%
Celtic Hospice & Palliative Care Services of NC PA, LLC	Pennsylvania	100%
Residential Hospice of Southern Illinois LLC	Pennsylvania	100%
Celtic Healthcare of Maryland, Inc.	Maryland	100%
Home Health Utilization Management, LLC	Pennsylvania	100%
Residential Home Health of Southern Illinois, LLC	Pennsylvania	100%
Celtic Healthcare Technology Solutions, LLC	Pennsylvania	100%
Graham Healthcare Capital, LLC	Delaware	100%
GHC One, LLC	Delaware	100%
GHC One Clarus, LLC	Delaware	95%
Clarus Care, LLC	Delaware	95%
GHC One CSI, LLC	Delaware	100%
CSI Coinvest, LLC	Delaware	95%
CSI Pharmacy Holding Company, LLC	Delaware	71.25%
NH Enterprises, LLC	Delaware	71.25%
Clinical Specialty Infusions of Dallas, LLC	Delaware	71.25%
Clinical Specialty Infusions, LLC	Delaware	71.25%
GHC One Darby, LLC	Delaware	95%
GHC Two, LLC	Delaware	100%
GHC Two Minority, LLC	Delaware	100%
GHC Two Minority Co-Invest	Delaware	95%
GHC Two Skin Clique, LLC	Delaware	100%
Skin Clique Co-Invest, LLC	Delaware	95%
GHC Two Autism Ventures, LLC	Delaware	95%
Ray Beyond Behavioral Corp. dba Surpass Behavioral Health	Delaware	95%
Community Living in Kentucky, LLC	Delaware	95%
Growing Minds Learning Center, LLC	Delaware	95%
Education Alternatives for ABA, LLC	Delaware	95%
Early Autism Project, Inc.	Delaware	95%
GHC One Weiss, LLC	Delaware	100%
Weiss Co. Invest. LLC	Delaware	95%
Residential Healthcare Group, Inc.	Delaware	100%
Residential Home Health and Hospice, Inc.	Michigan	100%
RHH Holdings Co	Michigan	100%
Residential Home Health, LLC	Michigan	100%
Residential Hospice, LLC	Michigan	100%
RHM-KCINO, LLC	Michigan	100%
RHH Ventures Illinois, LLC	Illinois	100%
Graham Media Group, Inc.	Delaware	100%
Graham Media Group, Florida, Inc.	Florida	100%
Graham Media Group, Houston, Inc.	Delaware	100%
Graham Media Group, Michigan, Inc.	Delaware	100%
Graham Media Group, Orlando, Inc.	Delaware	100%
Graham Media Group, San Antonio, Inc.	Delaware	100%
Graham Media Group, Virginia, LLC	Virginia	100%
Social News Desk, Inc.	Florida	100%
Group Dekko Holdings Inc.	Delaware	100%

Name of Subsidiary	Jurisdiction of Incorporation or Organization	% of Voting Equity Owned by Parent
Group Dekko Inc.	Indiana	100%
Dekko Global Enterprise LLC	Indiana	100%
Grupo Dekko Mexico S.A, de C.V.	Mexico	100%	(c)
Furnlite Inc.	North Carolina	100%
Joyce/Dayton Corp.	Ohio	100%
EDrive Actuators, Inc.	Connecticut	100%
Lowly Worm Holdings, Inc.	Delaware	100%
Kaplan, Inc.	Delaware	99.44%
BridgeU North America, LLC	Delaware	100%
Dev Bootcamp, Inc.	California	100%
Graham Holdings Retired Employee Payroll Master, LLC	Delaware	100%
Kaplan International, LLC	Delaware	100%
Kaplan Educational Services de Mexico, S. de R.L. de C.V.	Mexico	100%	(d)
Education HR Services Mexico, S. de R.L. de C.V.	Mexico	100%	(d)
Kaplan Higher Education, LLC	Delaware	100%
Texas Educational Ventures, LP	Texas	100%
Kaplan North America, LLC	Delaware	100%
KNA International, LLC	Delaware	100%
DF Institute, LLC	Illinois	100%
The College for Financial Planning Institutes Corp.	Arizona	100%
The College for Financial Planning, Inc.	Arizona	100%
KV EdTech Partners LLC	Delaware	100%
Kaplan Mexico Holdings, LLC	Delaware	100%
Kaplan (India) Private Limited	India	100%	(e)
Kaplan (PR) Inc.	Puerto Rico	100%
Kaplan Medical Prep, LLC	New York	100%
Kaplan K12 Learning Services, LLC	Delaware	100%
Kaplan Test Prep International, LLC	California	100%
Kaplan International North America, LLC	California	100%
Kaplan International Pathways North America, LLC	Delaware	100%
Hands On Consulting Limited	Hong Kong	100%
Hands On Education Consultants Co., Ltd.	Thailand	100%	(f)
Kaplan U.K. Limited	England & Wales	100%
Kaplan International Pathways Canada Limited	British Columbia	100%
Kaplan (Canada) Ltd.	Ontario	100%
U.S. CPA ExamPrep, Inc.	Ontario	100%
Aspect Education Limited	England & Wales	100%
Education Tower Ltd.	Hong Kong	100%
BEO KK	Japan	100%
Hands On BEO Company Ltd.	Vietnam	100%
Aspect (Beijing) Education Information Consulting Co. Ltd.	China (PR)	100%
Pacific Language Institute, Inc.	British Columbia	100%
Aspect Education UK Limited	England & Wales	100%
Aspect Educational Services Limited	England & Wales	100%
Aspect International Language Academies Limited	England & Wales	100%
Anglo World Travel SA	Switzerland	100%
Anglo-World Group Ltd.	England & Wales	100%
Anglo-World Education Ltd.	England & Wales	100%
Aspect International Language Schools Limited	Ireland	100%
Aspect Language Schools Limitada	Colombia	100%
Aspect Language Schools Limited	Switzerland	100%
Aspect S.A.R.L. France	France	100%
Aspect Education (Hong Kong) Limited	Hong Kong	100%

Name of Subsidiary	Jurisdiction of Incorporation or Organization	% of Voting Equity Owned by Parent
Kaplan International Operations Mexico, S.A. de C.V.	Mexico	100%	(g)
KI HR Services Mexico, S.A. de C.V.	Mexico	100%	(g)
Aspect Language Schools SA	Spain	100%
Kaplan International Investments Limited	England & Wales	100%
BridgeU Limited	England & Wales	100%
Bridge-U Hong Kong Limited	Hong Kong	100%
Kaplan Test Prep and Admissions Limited	England & Wales	100%
Manhattan GMAT Limited	England & Wales	100%
Heverald Groupe S.A.	Switzerland	100%
Alpadia Freiburg	Germany	100%
Alpadia S.A.	Switzerland	100%
Alpadia Sarl	France	100%
Alpadia Berlin GmbH	Germany	100%
ESL Education S.A.S.	France	100%
ESL Education Belgique sprl	Belgium	100%
ESL Education Italia S.R.L.	Italy	100%
Alpadia UK Limited	England & Wales	100%
ESL Education GmbH ÖSTERREICH	Austria	100%
ESL Education S.A.	Switzerland	100%
Alpadia Education SL	Spain	100%
ESL Educación España S.L	Spain	100%
ESL Education GmbH Deutschland	Germany	100%
ESL Services IT S.R.L	Italy	100%
ESL Services SP S.L	Spain	100%
Kaplan International UK Holdings Limited	England & Wales	100%
Kaplan International English (Australia) Pty Limited	Australia	100%
Kaplan International (Brisbane) Pty Limited	Australia	100%
Kaplan International NZ Limited	New Zealand	100%
Kaplan International (Perth) Pty Limited	Australia	100%
Aspect ILA Sydney Pty Limited	Australia	100%
Kaplan Australia Holdings Pty Limited	Australia	100%
Kaplan Australia Pty Limited	Australia	100%
Red Marker Pty Ltd	Australia	100%
Kaplan International (Melbourne & Adelaide) Pty Limited	Australia	100%
Kaplan Higher Education Party Limited	Australia	100%
Kaplan Business School Pty Limited	Australia	100%
Tribeca Learning Pty Limited	Australia	100%
Kaplan Education Pty Limited	Australia	100%
Kaplan Holdings Limited	Hong Kong	100%
Kaplan Higher Education (HK) Limited	Hong Kong	100%
Kaplan Citic Education Co. Limited	China (PR)	49%
Kaplan Financial (HK) Limited	Hong Kong	100%
Kaplan Language Training (HK) Limited	Hong Kong	100%
Kaplan Institute Limited	Hong Kong	100%
Shanghai Kaplan Education Investment Consulting Co. Ltd.	China (PR)	100%
Shanghai Kaibo Management Consultation Co., Ltd	China (PR)	100%
The Financial Training (Shanghai) Co., Ltd	China (PR)	100%
Shanghai Kai Bo Education Investment Management Co. Limited	China (PR)	100%	(h)
Kaplan Singapore Pte. Ltd.	Singapore	100%
Kaplan Learning Institute Pte. Ltd	Singapore	100%
Kaplan Higher Education Institute Pte. Ltd	Singapore	100%
Kaplan Higher Education Academy Pte. Ltd	Singapore	100%

Name of Subsidiary	Jurisdiction of Incorporation or Organization	% of Voting Equity Owned by Parent
Kaplan Myanmar Company Limited	Myanmar	99%
Accountancy & Business College (Ireland) Limited	Ireland	100%
DBS Services SDN.BHD	Malaysia	100%
Kaplan Ireland Education Limited	Ireland	100%
Kaplan International Holdings Limited	England & Wales	100%
Eagle Education and Training Limited	England & Wales	100%
Kaplan Dubai Limited	England & Wales	100%
Kaplan Professional ME Limited	England & Wales	100%
Osborne Books Limited	England & Wales	100%
The Financial Training Company Limited	England & Wales	100%
Kaplan Financial Limited	England & Wales	100%
Kaplan SQE Limited	England & Wales	100%
Kaplan Training Limited	England & Wales	100%
Kaplan Consulting & Training Limited	England & Wales	100%
Hawksmere Limited	England & Wales	100%
Holborn College Limited	England & Wales	100%
Kaplan Saudi Arabia Holding Limited	England & Wales	100%
Kaplan Saudi Arabia Limited	Saudi Arabia	100%
Kaplan International Colleges U.K. Limited	England & Wales	100%
Kaplan Essex Limited	England & Wales	100%
Kaplan Qatar Limited	England & Wales	100%
Kaplan Colleges Private Limited	India	100%
Kaplan International Colleges (Private) Limited	Pakistan	100%
Kaplan Glasgow Limited	England & Wales	100%
Kaplan International Colleges Limited	Nigeria	100%	(i)
Kaplan Liverpool Limited	England & Wales	100%
Kaplan Nottingham Limited	England & Wales	100%
Kaplan NT Limited	England & Wales	100%
Kaplan US Limited	England & Wales	100%
Kaplan International College London Limited	England & Wales	100%
Kaplan Brighton Limited	England & Wales	100%
Kaplan UWE Limited	England & Wales	100%
Kaplan Bournemouth Limited	England & Wales	100%
Kaplan Estates Limited	England & Wales	100%
Kaplan York Limited	England & Wales	100%
Kaplan Partner Services HK Limited	Hong Kong	100%	(j)
Kaplan Law School Limited	England & Wales	100%
Kaplan Open Learning Limited	England & Wales	100%
Kaplan Open Learning (Essex) Limited	England & Wales	100%
Kaplan Open Learning (Liverpool) Limited	England & Wales	100%
Kaplan Publishing Limited	England & Wales	100%
Foulks Lynch Limited	England & Wales	100%
Kaplan Professional Awards Limited	England & Wales	100%
Mander Portman Woodward Limited	England & Wales	100%
Kensington Student Services Limited	England & Wales	100%
Justin Craig Education Limited	England & Wales	100%
Leaf Group Ltd.	Delaware	100%
Deny Designs, LLC	Delaware	100%
Leaf Group Services, LLC	Delaware	100%
Out of the Box S.A.	Argentina	100%	(k)
Leaf OIYS, LLC	Delaware	100%
LS Media Holdings, LLC	Delaware	100%
Other Art Fairs, LLC	Delaware	100%

Name of Subsidiary	Jurisdiction of Incorporation or Organization	% of Voting Equity Owned by Parent
Other Art Fairs Ltd	England	100%
Other Art Fairs Australia Pty Ltd.	Australia	100%
Saatchi Online, Inc.	Delaware	100%
Society6, LLC	Delaware	100%
Well+Good, LLC	New York	100%
Soteria One, Inc.	Vermont	100%
________________________
(a)Forney Corporation owns .03% and Forney Maquila, LLC owns 99.97% of FMMX S. de R.L. de C.V. The combined ownership of Forney Maquila, LLC and Forney Corporation in FMMX S. de R.L. de C.V. is 100%.
(b)    Forney Maquila, LLC owns .03% and FMMX s. de R.L. de C.V. owns 99.97% of FSM S. de R.L. de C.V. The combined ownership of Forney Maquila, LLC and FMMX S. de R.L. de C.V. in FSM S. de R.L. de C.V. is 100%.
(c)    Dekko Global Enterprise, LLC owns 99.998% of Type A Common Stock of Grupo Dekko Mexico, S.A. de C.V. and Group Dekko Holdings, Inc. owns .002% of Type A Common Stock of Grupo Dekko Mexico, S.A. de C.V. Dekko Global Enterprise, LLC owns 100% of Type B Common Stock of Grupo Dekko Mexico, S.A. de C.V. The combined ownership by Dekko Global Enterprise, LLC and Group Dekko Holdings, Inc. in Grupo Dekko Mexico, S.A. de C.V. is 100%.
(d)    Kaplan Mexico Holdings, LLC also owns 1% stock in Kaplan Educational Services de Mexico, S. de R.L. de C.V. and Education HR Services Mexico, S. de R.L. de C.V. The combined ownership of Kaplan, Inc. and Kaplan Mexico Holdings, LLC in Kaplan Educational Services de Mexico, S. de R.L. de C.V. and Education HR Services Mexico, S.de R.L. de C.V. is 100%.
(e)    Kaplan Colleges Private Limited also owns 4.35% stock in Kaplan (India) Private Limited. The combined ownership of Kaplan Mexico Holdings, LLC and Kaplan Colleges Private Limited in Kaplan (India) Private Limited is 100%.
(f)    Hands On Consulting Limited owns 49% stock and Kaplan International, Inc. and Kaplan Test Prep International, Inc. each own 0.002% stock of Hands On Education Consultants Co., Ltd. The combined ownership of Kaplan, Inc., Hands On Consulting Limited, Kaplan International, LLC and Kaplan Test Prep International, LLC in Hands On Education Consultants Co., Ltd. is 100%.
(g)    Aspect Educational Services Limited also owns .002% equity in Kaplan International Operations Mexico, S.A. de C.V. and KI HR Services Mexico, S.A. de C.V. The combined ownership of Aspect Education Limited and Aspect Educational Services Limited in Kaplan International Operations Mexico, S.A. de C.V. and KI HR Services Mexico, S.A. de C.V. is 100%.
(h)     Shanghai Kaplan Education Investment Consulting Co. Ltd also owns 52.5% stock in Shanghai Kai Bo Education Investment Management Co. Limited. The combined ownership of The Financial Training (Shanghai) Co., Ltd and Shanghai Kaplan Education Investment Consulting Co. Ltd in Shanghai Kai Bo Education Investment Management Co. Limited is 100%.
(i)    Kaplan International Holdings Limited also owns 1 share or .00001% of Kaplan International Colleges Limited. The combined ownership of Kaplan International Holdings Limited and Kaplan International Colleges U.K. Limited in Kaplan International Colleges Limited is 100%.
(j)    Kaplan NT Limited, Kaplan Liverpool Limited, Kaplan Glasgow Limited, Kaplan Nottingham Limited, The University of York International Pathway College LLP (which is 45% owned by Kaplan York Limited), Kaplan International College London Limited, Kaplan UWE Limited, Kaplan Bournemouth Limited, Kaplan Brighton Limited and Kaplan Essex Limited each owns 10% of Kaplan Partner Services HK Limited.  The combined ownership of Kaplan NT Limited, Kaplan Liverpool Limited, Kaplan Glasgow Limited, Kaplan Nottingham Limited, The University of York International Pathway College LLP, Kaplan International College London Limited, Kaplan UWE Limited, Kaplan Bournemouth Limited and Kaplan Brighton Limited and Kaplan Essex Limited is 100%.
(k)    Leaf Group Services, LLC owns 5% of Out of the Box S.A. and Leaf Group Ltd. owns 95%.
As permitted by Item 601(b)(21) of Regulation S-K, the foregoing list omits certain subsidiaries which, if considered in the aggregate as a single subsidiary, would not constitute a “significant subsidiary” as that term is defined in Rule 1-02(w) of Regulation S-X.